                                                              Exhibit 99.1 (b) 7

Consolidated Statement of Income (Unaudited)
Stand Alone NDC Health (Normalized)
(in thousands)

------------------------------------------------------------------------------------------------------------------------------------

                      FY99                         FY 00                                                FY01
                   ----------   ---------------------------------------------   ----------------------------------------------
                   Total Year    Qtr 1    Qtr 2    Qtr 3    Qtr 4  Total Year    Qtr 1    Qtr 2    Qtr 3    Qtr 4   Total Year
                   ----------   ---------------------------------------------   ----------------------------------------------
Revenues:
 Information
  management        $135,658    $32,410  $35,621  $33,746  $35,359   $137,136    $32,988  $35,005  $37,195  $39,144   $144,332
 Network services
  and systems        135,135     38,749   35,590   37,957   39,848    152,144     47,257   48,428   51,037   52,899    199,621
                    --------    ---------------------------------------------   ----------------------------------------------
                     270,793     71,159   71,211   71,703   75,207    289,280     80,245   83,433   88,232   92,043    343,953
                    --------    ---------------------------------------------   ----------------------------------------------

Operating expenses:
 Cost of service     135,157     34,083   35,342   35,081   36,792    141,298     38,462   41,521   45,718   45,693    171,394
 Sales, general and
  administrative      55,835     14,267   14,444   17,161   17,539     63,411     19,926   18,303   18,653   20,468     77,350
 Depreciation and
  amortization        27,042      7,450    7,281    6,375    8,089     29,195      7,989    8,638    8,686    9,163     34,476
                    --------    ---------------------------------------------   ----------------------------------------------
                     218,034     55,800   57,067   58,617   62,420    233,904     66,377   68,462   73,057   75,324    283,220
                    --------    ---------------------------------------------   ----------------------------------------------
Operating income      52,759     15,359   14,144   13,086   12,787     55,376     13,868   14,971   15,175   16,719     60,733

EBITDA                79,801     22,809   21,425   19,461   20,876     84,571     21,857   23,609   23,861   25,882     95,209

Other income/
 (expense)            (6,383)    (1,772)  (1,679)  (1,639)  (1,490)    (6,580)    (1,942)  (1,781)  (1,112)  (1,311)    (6,146)
                    --------    ---------------------------------------------   ----------------------------------------------
Income before
 income taxes         46,376     13,587   12,465   11,447   11,297     48,796     11,926   13,190   14,063   15,408     54,587

Income Taxes          17,855      5,231    4,799    4,407    4,349     18,786      4,592    5,078    5,414    5,932     21,016
                    --------    ---------------------------------------------   ----------------------------------------------
Net Income
 before
 Discontinued
 Operations         $ 28,521    $ 8,356  $ 7,666  $ 7,040  $ 6,948   $ 30,010    $ 7,334  $ 8,112  $ 8,649  $ 9,476   $ 33,571
                    ========    =============================================   ==============================================

Basic Shares          33,725     33,876   33,376   32,920   32,755     33,232     32,778   32,889   32,992   33,970     33,009
                    ========    =============================================   ==============================================

Basic earnings
 per share          $   0.85    $  0.25  $  0.23  $  0.21  $  0.21   $   0.90    $  0.22  $  0.25  $  0.26  $  0.28   $   1.02
                    ========    =============================================   ==============================================

Diluted Shares        35,071     35,265   34,128   33,810   33,617     34,448     33,441   34,057   34,348   35,368     34,153
                    ========    =============================================   ==============================================

Diluted earnings
 per share          $   0.81    $  0.24  $  0.22  $  0.21  $  0.21   $   0.87    $  0.22  $  0.24  $  0.25  $  0.27   $   0.98
                    ========    =============================================   ==============================================